UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2006
IXIA
(Exact name of registrant as specified in its charter)

California	000-31523	95-4635982

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26601 W. Agoura Road, Calabasas, California	91302

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (818) 871-1800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02	Results of Operations and Financial Condition	1
Item 9.01	Financial Statements and Exhibits	1
Exhibit 99.1

(i)

Item 2.02 Results of Operations and Financial Condition
     On October 12, 2006, Ixia (the “Company”) issued a press release announcing that the Company will release full financial results for the quarter ended September 30, 2006 as soon as practicable following completion of an internal review related to revenue recognition with respect to the Company’s software upgrade and support practices. The press release included certain limited information regarding the Company’s bookings in the quarter ended September 30, 2006 and financial condition at September 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
     The information in this Current Report on Form 8-K and in the exhibit furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits

The following exhibit is furnished as a part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of Ixia dated October 12, 2006

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ixia
Dated: October 13, 2006	By:	/s/ Errol Ginsberg
Errol Ginsberg
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Ixia dated October 12, 2006

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